SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND

Deutsche Emerging Markets Frontier Fund
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The fund has not yet commenced operations. The fund expects to commence operations on or about September 23, 2014. The fund will not be publicly available for purchase until on or about October 1, 2014.

Please Retain This Supplement for Future Reference

September 15, 2014
SAISTKR-175